• NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
• INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER

SHARES

Leader Capital Holdings Corp.

AUTHORIZED COMMON STOCK:
600,000,000 SHARES
PAR VALUE: $0.0001

CUSIP NO. 52168V 100

This Certifies that

Is The Record Holder Of

Fully paid and non-assessable shares of **Leader Capital Holdings Corp.** Common Stock transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

LEADER CAPITAL HOLDINGS CORP.
CORPORATE
Seal
NEVADA

PRESIDENT

Countersigned by DYNAMIC STOCK TRANSFER, INC.
Sherman Oaks, California
(818) 465-3422

Authorized Signature

• NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
• INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER

SHARES

Leader Capital Holdings Corp.

AUTHORIZED COMMON STOCK:
600,000,000 SHARES
PAR VALUE: $0.0001

CUSIP NO. 52168V 100

This Certifies that

Is The Record Holder Of

Fully paid and non-assessable shares of **Leader Capital Holdings Corp.** Common Stock transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

LEADER CAPITAL HOLDINGS CORP.
CORPORATE
Seal
NEVADA

PRESIDENT

Countersigned by

DYNAMIC STOCK TRANSFER, INC.
Sherman Oaks, California
(818) 465-3422

Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT........................Custodian.......................
		(Cust) (Minor)
TEN ENT	- as tenants by the entireties	
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	Act...
		(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____, *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

X ____

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY